Note 15 - Income Taxes (Detail) - Reconciliation between total income tax expense (benefit) and the amount computed by applying the PRC EIT statutory rate to income before income taxes is as follows: (USD $)
	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income (loss) before tax	$ (11,076,429)	$ (15,525,522)	$ 1,897,545
Income tax expense calculated at 25%	(2,769,107)	(3,881,381)	474,386
Effect of tax holiday	2,206,739	(2,155,424)	(4,208,756)
Other jurisdictions	250,412	(203,633)	184,062
Non-deductible expenses	851,680	4,950,474	2,718,810
Non-taxable income	(2,122)	(40,165)	(611,009)
Change in valuation allowance	346,116	5,268,562	1,705,893
Income tax expense (benefit)	$ 883,718	$ 3,938,433	$ 263,386